UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 29, 2024

BMO 2024-C9 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002024812)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Wells Fargo Bank, National Association

(Central Index Key number: 0000850779)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

KeyBank National Association

(Central Index Key number 0001089877)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

LMF Commercial, LLC

(Central Index Key number 0001592182)

BSPRT CMBS Finance, LLC

(Central Index Key number: 0001722518)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-13	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 17, 2024 (the “Closing Date”), BMO 2024-C9 Mortgage Trust (the “Issuing Entity”) issued the BMO 2024-C9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-C9, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2024 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on July 17, 2024 under Commission File No. 333-255934-13. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Grapevine Mills Whole Loan”) relating to the Mortgage Loan (the “Grapevine Mills Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Grapevine Mills was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On August 29, 2024, the Controlling Pari Passu Companion Loan with respect to the Grapevine Mills Whole Loan was contributed to the commercial mortgage securitization transaction (the “WFCM 2024-C63 Securitization”) involving the issuance of the Wells Fargo Commercial Mortgage Trust 2024-C63, Commercial Mortgage Pass-Through Certificates, Series 2024-C63 (the “WFCM 2024-C63 Certificates”). Upon the issuance of the WFCM 2024-C63 Certificates, the servicing and administration of the Grapevine Mills Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the WFCM 2024-C63 Certificates, dated as of August 1, 2024 (the “WFCM 2024-C63 PSA”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “WFCM 2024-C63 Depositor”), Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The WFCM 2024-C63 PSA, in the form most recently filed with the Commission by or on behalf of the WFCM 2024-C63 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the WFCM 2024-C63 PSA applicable to the servicing of the Grapevine Mills Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on July 2, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-13, but will differ in certain respects as described below and, treating the WFCM 2024-C63 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Grapevine Mills Whole Loan becoming a specially serviced loan under the WFCM 2024-C63 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Grapevine Mills Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $5,000.
•	In connection with a workout of the Grapevine Mills Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Grapevine Mills Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate with respect to any particular workout of the Grapevine Mills Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee equal to 1% of the related payment or proceeds received in connection with the liquidation of the Grapevine Mills Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for the Grapevine Mills Whole Loan.
•	The Mortgaged Property relating to the Grapevine Mills Whole Loan will be subject to inspection (A) at least once every twelve (12) months if the related Pari Passu Companion Loan contributed to the WFCM 2024-C63 Securitization has a stated principal balance of $2,000,000 or more or (B) at least once every twenty-four (24) months if the related Pari Passu Companion Loan contributed to the WFCM 2024-C63 Securitization has a stated principal balance of less than $2,000,000, in each case commencing in the calendar year 2025 (and such Mortgaged Property is required to be inspected on or prior to December 31, 2026) in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	WFCM 2024-C63 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2024-C9 – Form 8-K